UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2023

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At Trustmark's Annual Meeting held on April 25, 2023, five proposals were submitted to Trustmark's shareholders, which are described in detail in Trustmark’s Proxy Statement. The final results for the votes regarding the proposals are set forth below.

Proposal #1: Election of directors.

Trustmark’s shareholders elected the eleven directors named below to serve until the 2024 annual shareholders’ meeting or until their successors have been elected and qualified. The votes cast for each of the eleven directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Against	Abstain	Broker Non-Votes
Adolphus B. Baker	37,468,993	3,287,031	72,190	8,459,702
William A. Brown	40,559,941	202,105	66,168	8,459,702
Augustus L. Collins	40,574,318	194,981	58,915	8,459,702
Tracy T. Conerly	38,506,163	2,262,638	59,413	8,459,702
Duane A. Dewey	40,267,354	477,427	83,433	8,459,702
Marcelo Eduardo	38,375,517	2,396,556	56,141	8,459,702
J. Clay Hays, Jr., M.D.	38,423,426	2,346,622	58,166	8,459,702
Gerard R. Host	40,171,574	571,631	85,009	8,459,702
Harris V. Morrissette	40,518,022	233,152	77,040	8,459,702
Richard H. Puckett	33,867,735	6,885,887	74,592	8,459,702
William G. Yates III	40,348,372	411,554	68,288	8,459,702

Proposal #2: Advisory vote to approve executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers as disclosed in the Proxy Statement. The votes regarding Proposal #2 were as follows:

For	Against	Abstain	Broker Non-Votes
39,118,236	1,592,832	117,146	8,459,702

Proposal #3: Advisory vote on the frequency of advisory votes on Trustmark’s executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the option of every one year for the frequencey of advisory votes on Trustmark's executive compensation. The votes regarding Proposal #3 were as follows:

1 Year	2 Years	3 Years	Abstain
36,600,772	87,736	4,047,144	92,562

Proposal #4: Approval of an amendment and restatement of Trustmark’s articles of incorporation to provide for exculpation of directors in accordance with Mississippi law.

Trustmark’s shareholders approved the amended and restated articles of incorporation, attached as Annex A to the Proxy Statement, that provides for exculpation of directors in accordance with Mississippi law. The votes regarding Proposal #4 were as follows:

For	Against	Abstain	Broker Non-Votes
39,492,501	1,262,908	72,805	8,459,702

Proposal #5: Ratification of the selection of Crowe LLP.

Trustmark’s shareholders ratified the selection of Crowe LLP as Trustmark’s independent auditor for the fiscal year ending December 31, 2023. The votes regarding Proposal #5 were as follows:

For	Against	Abstain	Broker Non-Votes
48,572,823	601,645	113,448	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	April 26, 2023